Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with transition report on Form 20-F of Adira Energy Ltd. (the “Company”) for the transition period from October 1, 2010 to December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Gadi Levin, Acting Principal Executive Officer and Chief Financial Officer, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 26, 2012	/s/ Gadi Levin
Gadi Levin
Acting Principal Executive Officer and Chief Financial
Officer
(principal executive officer)